UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2025 (September 18, 2025)

ARDENT HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42180	61-1764793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Seven Springs Way, Suite 100, Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)
(615) 296-3000
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARDT	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.Entry into a Material Definitive Agreement.
On September 18, 2025 (the “Amendment Effective Date”), Ardent Health, Inc., a Delaware corporation (the “Company”),
AHP Health Partners, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Borrower”), certain wholly-owned subsidiaries of the Borrower party thereto (the “Subsidiary Guarantors”), Bank of America, N.A.
(“Bank of America”), as administrative agent, and the other financial institutions party thereto entered into Amendment No.
3 (the “Term Loan Amendment”), which amends that certain Amended and Restated Term Loan Credit Agreement, dated as of August 24, 2021, by and among the Borrower, the Company, the Subsidiary Guarantors, Bank of America and the
other financial institutions party thereto from time to time (as amended, the “Term Loan Credit Agreement”). Also, on
September 18, 2025, the Company, the Borrower, AHS East Texas Health System, LLC (“AHS East Texas”), certain subsidiaries of the Borrower and AHS East Texas party thereto as borrowers, certain Subsidiary Guarantors, the lenders party thereto and Bank of America, as administrative agent, entered into Amendment No. 5 to Amended and Restated ABL
Credit Agreement (the “ABL Amendment”), which amends that certain Amended and Restated ABL Credit Agreement, dated as of July 8, 2021 (as amended, the “ABL Credit Agreement”), by and among the borrowers, guarantors and lenders party thereto and Bank of America.
The Term Loan Amendment amended the Term Loan Credit Agreement to, among other things, (i) refinance in full all of the outstanding term loans under the Term Loan Credit Agreement (as in effect immediately prior to the Term Loan
Amendment), (ii) extend the maturity date for the term loans from August 24, 2028 to September 18, 2032, (iii) reduce the applicable interest rate by 50 basis points from Term Secured Overnight Financing Rate (“SOFR”) plus 2.75% to Term
SOFR plus 2.25%, and from the base rate plus 1.75% to the base rate plus 1.25% and (iv) increase the baskets for certain fixed dollar negative covenants.
The ABL Amendment amended the ABL Credit Agreement to update the baskets for certain fixed dollar negative covenants to match the terms of the Term Loan Credit Agreement (as amended by the Term Loan Amendment), but it did not extend the maturity date or make any material changes to the ABL Credit Agreement. The foregoing description of the
Term Loan Amendment is qualified in its entirety by the text of the Term Loan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description of the ABL
Amendment is qualified in its entirety by the text of the ABL Amendment, which is filed as Exhibit 10.2 to this Current
Report on Form 8-K and incorporated herein by reference.
Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits:

Exhibit No.	Exhibit Description

10.1
Amendment No. 3 to Amended and Restated Term Loan Credit Agreement, dated as of September 18,
2025, by and among AHP Health Partners, Inc., as Borrower, Ardent Health, Inc., the Guarantors, the
Lenders and Bank of America, N.A., as the Additional 2025 Term B Lender and as Administrative Agent

10.2
Amendment No. 5 to Amended and Restated ABL Credit Agreement, dated as of September 18, 2025, by and among AHP Health Partners, Inc., AHS East Texas Health System, LLC, Ardent Health, Inc., the
Subsidiaries of AHP Health Partners, Inc. and AHS East Texas Health System, LLC, as Borrowers, the
Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent

99	Press release issued on September 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2025	ARDENT HEALTH, INC.

	By:	/s/ Stephen C. Petrovich
	Name:	Stephen C. Petrovich
	Title:	Executive Vice President & General Counsel